UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-05992

JAPAN SMALLER CAPITALIZATION FUND, INC.

Worldwide Plaza
309 West 49th Street
New York, N.Y. 10019
Nomura Asset Management U.S.A. Inc.
Worldwide Plaza
309 West 49th Street
New York, N.Y. 10019

Registrant’s telephone number, including area code: (800) 833-0018

Date of fiscal year end:	February 28, 2014

Date of reporting period:	August 31, 2013

ITEM 1. REPORT TO SHAREHOLDERS

JAPAN SMALLER CAPITALIZATION FUND, INC.

October 23, 2013

To Our Shareholders:

We present the Semi-Annual Report of Japan Smaller Capitalization Fund, Inc. (the “Fund”) for the six months ended August 31, 2013.

The Net Asset Value per share (“NAV”) of the Fund increased by 6.5% and the closing market price of the Fund (on the New York Stock Exchange) increased by 3.9% for the six months ended August 31, 2013. The closing market price of the Fund on August 31, 2013 was $8.31, representing a discount of 11.6% to the NAV of $9.40. The net assets of the Fund totaled $266,332,008.

The Russell/Nomura Small CapTM Index, the Fund’s benchmark (“Benchmark”), increased by 6.1% in United States (“U.S.”) dollar terms for the six months ended August 31, 2013. During the period, the Fund outperformed the Benchmark by 0.4%. The Tokyo Price Index (the “TOPIX”), consisting of all companies listed on the First Section of the Tokyo Stock Exchange (the “TSE”), increased by 6.6% and the Nikkei Average Index (“Nikkei”), a price-weighted index of the 225 leading stocks on the TSE, increased 8.9% in U.S. dollar terms during the six months ended August 31, 2013. The Japanese yen (“Yen”) depreciated by 6.3% against the U.S. dollar during the six months ended August 31, 2013.

For the quarter ended August 31, 2013, the Benchmark decreased by 1.1%, the TOPIX did not fluctuate, and the Nikkei decreased by 0.2% in U.S. dollar terms. The NAV of the Fund increased by 0.2% and outperformed the Benchmark by 1.3%. The Fund’s share price decreased by 6.8% during the quarter. The Yen appreciated by 2.6% against the U.S. dollar during the quarter.

The Portfolio

Equity holdings represented 98.8% of the Fund’s net assets at August 31, 2013. The Fund held 146 portfolio companies, of which 124 were TSE First Section stocks, 18 were TSE Second Section stocks, and four were other smaller capitalization stocks, comprising 89.7%, 7.5%, and 1.6%, respectively, of net assets on August 31, 2013.

The Fund has recently moved to a more diversified strategy emphasizing value investing. Specifically, the Fund invests in undervalued stocks that offer fundamental strength and potential for improvement. The Fund performs extensive fundamental research to identify stocks that can create shareholder value. The Fund focuses on company leaders in certain niche markets, companies with a large or expanding market share, stocks with superior shareholder distribution policies, and stocks that offer growth prospects. In the Japanese small cap equity market, valuation anomalies do exist and can be exploited through active management. There are a number of factors that the Fund considers when selling an investment, including a stock’s full discount of its share price appreciation, unexpected deterioration in earnings or a substantial loss that impairs the company’s net assets, and a stock’s diminishing potential given declining competitiveness due to a change of business environment or failure of business strategy.

Performance

In terms of the sector allocation strategy, underweight positions in the Banks sector and overweight positions in the Information and Communication sector produced the largest positive contributions, although sector returns were eroded by the over-

weight positions in the Wholesale Trade sector and Other Products sector.

Stock attribution analysis shows that some stocks, such as Rakuten, Inc. and Nihon M&A Center Inc. in the Services sector, and Hajime Construction Co., Ltd. in the Real Estate sector, made positive contributions to the relative performance. Meanwhile, some stocks such as Tachi-S Co., Ltd. in the Transportation Equipment sector and Sato Corporation in the Machinery sector had a negative impact on the portfolio.

Market Review

The Benchmark increased by 12.9% in local currency terms for the six months ended August 31, 2013. The Benchmark underperformed the broad Japanese equity market, measured by the TOPIX, which increased by 13.4% during the period. The Japanese stock market rebounded during the period. However, there was less upward momentum for small cap stocks compared with the overall Japanese market since business performance for many small cap companies is highly dependent on domestic demand. As a result, their stock price valuations were lower compared with those of larger companies, which have higher growth prospects due to faster growing foreign markets.

In March 2013, the Japanese equity market extended its rally. Despite new credit concerns in the European Union triggered by the banking crisis in Cyprus, the Yen continued to depreciate steadily against the U.S. dollar. The Japanese equity market remained solid in anticipation of aggressive monetary easing policies from the new administration of the Bank of Japan (“BOJ”). In addition, the steady recovery of the U.S. economy and a robust performance in the U.S. equity market supported investor sentiment towards the Japanese equity market.

International investors initially responded favorably to the new monetary policy launched by the BOJ in April 2013. However, the momentum later declined amid concerns about global economic growth prospects. Recognition of a possible exit from quantitative easing in the U.S. led to signs of weakness in the global equity markets. Concerns over the sustainability of economic growth and doubts about the stability of financial conditions in China also had a negative impact on investor sentiment. Policy decisions announced at the first BOJ meeting under new Governor Kuroda in April 2013 were not expected by the global markets. The BOJ policy board voted to double the monetary base through increased purchases of long-term government bonds, exchange traded funds, and Japanese real estate investment trusts to meet a target annual inflation figure of 2% in two years. The extent of these asset purchases exceeded global market expectations which caused the Yen to weaken relative to other major currencies given this aggressive monetary easing policy.

The Japanese stock market fell slightly in July and August 2013. Even though there has been some unexpected rise from recent macroeconomic data from developed regions, including Japan, the ongoing slowdown in emerging economies and deteriorating geopolitical situation surrounding Syria had a negative impact on investor sentiment toward the end of August 2013.

Outlook and Strategy

The difference between economic prospects for developing and emerging regions have widened recently. While credit issues continue to weaken the prospects for some outlying economies, the latest economic data suggests that conditions across Europe are starting to level out. The U.S. economy also continues its steady recovery. As the signs of economic improvement continue in the U.S., it is expected that the Federal Reserve will taper its monthly government bond purchases since it is at the core of its massive quantitative easing program. As a result, the abundant liquidity in emerging markets, partly supported by U.S. monetary policy, is expected to shrink. The resulting decrease in fund outflows could work against the economic growth prospects of certain regions. In particular, countries with large deficits, such as India, Indonesia, Brazil, and Turkey, are experiencing substantial monetary outflows and declining currency values and may need to raise interest rates in the midst of fragile domestic demand. Meanwhile, the Chinese economy seems to have stabilized, as recent economic data indicates a recovery in production activity while the inflation rate is being maintained at a reasonable level.

Corporate earnings announcements initially provided a positive start to August 2013. However, investor concerns about vulnerable emerging market conditions and geopolitical uncertainties in Syria subsequently reversed these gains in the Japanese equity market. The Federal Reserve’s decision regarding current quantitative easing monetary policy and discussions in Japan over the consumption tax hike have prompted investors to adopt a wait-and-see approach which has resulted in generally low trading volumes.

Although the Fund does not expect the recent turmoil in financial markets to undermine economic fundamentals similar to past crises, the global market will likely remain volatile in the short term. Corporate earnings demonstrated that despite the continued variability in global demand during the second quarter of 2013, currency depreciation buoyed profitability and earnings prospects for Japanese exporters. Therefore, in the absence of a depressed global economic demand outlook or sharp currency appreciation, the existing stable earnings outlook of 25% recurring profit growth for 2013 remains achievable. However, most Japanese manufacturers still have not encountered a volume recovery, either in the global markets or in the domestic market. While economic indicators in China and Europe are showing some recovery signs, it remains too early to predict a full-scale recovery.

The Liberal Democratic Party’s upper house election victory in July 2013 consolidated the ruling coalition’s parliamentary majority which will contribute to building a stable foundation for Prime Minister Shinzo Abe’s administration going forward. Based on consensus earnings estimates, the price to earnings ratio of the overall Japanese equity market is around 15 times, which is comparable to other global equity markets. The Fund expects the Japanese market to remain in the same range for the short term.

We appreciate your continuing support of the Fund.

Sincerely,
/s/ Hiromichi Aoki
Hiromichi Aoki
Vice President and Acting Chief
Executive Officer

 DISCLOSURES

Sources: Nomura Asset Management U.S.A. Inc. and Bloomberg L.P. Past performance is not indicative of future results.

The NAV price is adjusted for reinvestment of income dividends and capital gain distributions. The New York Stock Exchange’s closing market price is adjusted for reinvestment of income dividends and capital gain distributions. The Fund’s performance does not represent sales commissions.

This material contains the current opinions of the Fund’s manager, which are subject to change without notice. It should not be considered investment advice. Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that these investment strategies will work under all market conditions, and each investor should evaluate their ability to invest for the long term.

Comparisons between changes in the Fund’s net asset value or market price per share and changes in the Fund’s benchmark should be considered in light of the Fund’s investment policy and objective, the characteristics and quality of the Fund’s investments, the size of the Fund, and variations in the Japanese Yen/U.S. Dollar exchange rate. This report is for informational purposes only. Investment products offered are not FDIC insured, may lose value, and are not bank guaranteed.

Indices are unmanaged. You cannot invest directly into an index.  The Russell/Nomura Small CapTM Index represents approximately 15% of the total market capitalization of the Russell/Nomura Total MarketTM Index. It measures the performance of the smallest Japanese equity securities in the Russell/Nomura Total MarketTM Index. Currently, there are 1,142 securities in the Russell/Nomura Small CapTM Index.

RECENT DIRECTOR CHANGES

The Board of Directors and officers want to express their appreciation and gratitude to Dr. Chor Weng Tan for his exemplary service and leadership during his long tenure as an Independent Director of the Fund. He resigned as of June 30, 2013.

The Board of Directors and officers want to take this opportunity to express their appreciation to Mr. Masashi Terachi, who has been assigned to new duties at Nomura Funds Research and Technologies Co., Ltd. Mr. Terachi has served as President of Nomura Asset Management U.S.A., Inc., the Fund’s manager, and President and Director of the Fund since 2012. He resigned as of September 19, 2013.

In view of Mr. Terachi’s resignation, the Board of Directors of the Fund has elected Mr. Yutaka Itabashi to serve as a member of its Board of Directors. Mr. Itabashi most recently served as Managing Director of Nomura Asset Management Co., Ltd, the Fund’s Investment Adviser.

SHAREHOLDERS ACCOUNT INFORMATION

Shareholders whose accounts are held in their own name may contact the Fund’s registrar, Computershare Trust Company, N.A., at (800) 426-5523 for information concerning their accounts.

PROXY VOTING

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the SEC’s website at http://www.sec.gov.

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

The Fund files a schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PORTFOLIO MANAGER

On July 1, 2013, Mr. Hiromitsu Daimon became the new Lead Portfolio Manager of the Fund and Mr. Makoto Ito became the Co-Portfolio Manager of the Fund. Mr. Daimon and Mr. Ito are responsible for the day-to-day portfolio management of the Fund. Mr. Daimon leads the Japan Small Cap Team of Nomura Asset Management Co., Ltd., the Fund’s Investment Adviser. He has been a member of the Japan Small/Mid Cap Team and has been managing Japan Small Cap Funds for Japanese retail clients since 2003. Mr. Ito joined Nomura Asset Management Co., Ltd. in 2006 and was named a portfolio manager in 2008.

FUND CERTIFICATION

In November 2012, the Fund filed its Chief Executive Officer Certification with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund’s Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the SarbanesOxley Act of 2002 were filed with the Fund’s Form N-CSR and are available on the SEC’s web site at http://www.sec.gov.

INTERNET WEBSITE

Nomura Asset Management U.S.A. Inc. has established an Internet website which highlights its history, investment philosophy and process and products, which include the Fund. The Internet web address is www.nomura.com.

JAPAN SMALLER CAPITALIZATION FUND, INC.

FUND HIGHLIGHTS—AUGUST 31, 2013 (Unaudited)

KEY STATISTICS
Net Assets	$266,332,008
Net Asset Value per Share	$9.40
Closing NYSE Market Price	$8.31
Percentage Change in Net Asset Value per Share*†	6.5%
Percentage Change in NYSE Market Price*†	3.9%

MARKET INDICES
Percentage change in market indices:*
	YEN	U.S.$
Russell/Nomura Small CapTM Index	12.9%	6.1%
TOPIX	13.4%	6.6%
Nikkei Average	15.8%	8.9%

*From March 1, 2013 through August 31, 2013.
†Reflects the percentage change in share price.

ASSET ALLOCATION
Japanese Equities
TSE First Section Stocks	89.7%
TSE Second Section Stocks	7.5
Other Smaller Capitalization Stocks	1.6
Foreign Currency	1.9
Total Investments	100.7
Liabilities Less Other Assets, Net	(0.7)
Net Assets	100.0%

INDUSTRY DIVERSIFICATION

	% of Net Assets		% of Net Assets
Chemicals	12.0	Metal Products	3.1
Retail Trade	11.3	Food	2.8
Wholesale Trade	9.4	Services	2.8
Banks	8.8	Financing Business	2.7
Information & Communication	6.7	Real Estate	2.7
Machinery	6.5	Pharmaceutical	2.4
Transportation and Warehousing	5.7	Textiles and Apparel	2.1
Construction	5.6	Other Products	1.2
Transportation Equipment	4.4	Utilities	0.8
Electric Appliances	4.2	Precision Instruments	0.5
Iron & Steel	3.2

TEN LARGEST EQUITY HOLDINGS BY MARKET VALUE

Security	Market Value	% of Net Assets
Sakai Chemical Industry Co., Ltd.	$7,248,155	2.7
NS Solutions Corporation	6,551,318	2.5
Tachi-S Co., Ltd.	5,447,705	2.0
Ryoden Trading Company, Ltd.	5,205,274	1.9
The Yamanashi Chuo Bank, Ltd.	4,807,798	1.8
Paltac Corporation	4,666,048	1.8
The Kagoshima Bank, Ltd.	4,477,577	1.7
Rhoto Pharmaceutical, Ltd.	4,264,821	1.6
C. Uyemura & Co., Ltd.	4,129,294	1.6
San-A Co., Ltd.	3,904,432	1.5

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS

AUGUST 31, 2013

(Unaudited)

	Shares	Cost	Market Value	% of Net Assets

JAPANESE EQUITY SECURITIES

Banks
Akita Bank, Ltd.	934,000	$2,524,989	$2,500,808	0.9
General banking services
The Bank of Iwate, Ltd.	17,800	705,765	761,110	0.3
General banking services
The Daishi Bank, Ltd.	598,000	2,017,257	1,936,004	0.7
General banking services
The Gunma Bank, Ltd.	237,000	1,302,047	1,278,799	0.5
General banking services
The Hachijuni Bank, Ltd.	43,000	250,494	242,525	0.1
General banking services
The Higo Bank, Ltd.	248,000	1,455,359	1,330,578	0.5
General banking services
The Hyakugo Bank, Ltd.	255,000	1,074,485	981,318	0.4
General banking services
The Kagoshima Bank, Ltd.	721,000	4,897,424	4,477,577	1.7
General banking services
The Mie Bank, Ltd.	421,000	1,634,069	831,499	0.3
General banking services
The San-in Godo Bank, Ltd.	167,000	1,257,405	1,270,033	0.5
General banking services
The Taiko Bank, Ltd.	178,000	417,038	378,743	0.1
General banking services
The Tochigi Bank, Ltd.	785,000	2,909,436	2,765,182	1.0
Commercial banking services
The Yamanashi Chuo Bank, Ltd.	1,214,000	5,328,607	4,807,798	1.8
Commercial banking services
Total Banks		25,774,375	23,561,974	8.8

Chemicals
C. Uyemura & Co., Ltd.	101,400	4,377,656	4,129,294	1.6
Plating chemicals
Central Glass Co., Ltd.	128,000	494,903	392,242	0.1
Glass and Chemicals
Daiso Co., Ltd.	448,000	1,304,065	1,295,312	0.5
Caustic soda
Fujikura Kasei Co., Ltd.	512,500	2,300,325	2,295,750	0.9
Specialty coating materials and fine chemicals

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS-Continued

AUGUST 31, 2013

(Unaudited)

	Shares	Cost	Market Value	% of Net Assets

FP Corporation	6,000	$418,659	$421,481	0.2
Manufactures polystyrene and other synthetic resin food containers
Hitachi Chemical Co., Ltd.	54,500	857,048	901,074	0.3
Semiconductor materials
JSR Corporation	118,500	2,375,979	2,075,032	0.8
Elastomer and resin products
Koatsu Gas Kogyo Co., Ltd.	275,000	1,578,219	1,453,041	0.5
High-pressured gases and chemicals
LEC, Inc.	70,600	937,018	862,510	0.3
Household products
Mirai Industry Co., Ltd.	29,300	402,337	414,331	0.2
Plastic molded electric materials
Sakai Chemical Industry Co., Ltd.	2,455,000	7,600,500	7,248,155	2.7
Titanium oxide, polyvinyl chloride stabilizers, and pharmaceuticals
Sekisui Jushi Corporation	166,000	2,214,117	2,166,577	0.8
Processor of plastics and other resin materials
Sekisui Plastics Co., Ltd.	267,000	1,041,176	693,153	0.3
Plastic products
Soken Chemical & Engineering Co., Ltd.	129,400	1,745,853	1,620,382	0.6
Manufacturers and sells adhesives, macromolecules, and medicines
Taiyo Holdings Co., Ltd.	86,000	2,679,742	2,497,918	0.9
Manufactures and sells resist inks for printed circuit boards
Tenma Corporation	271,600	3,463,481	3,481,236	1.3
Molded resin products
Total Chemicals		33,791,078	31,947,488	12.0

Construction
Daiichi Kensetsu Corporation	13,300	140,289	147,589	0.1
Civil engineering
Hibiya Engineering, Ltd.	263,200	2,742,861	2,652,767	1.0
Facility construction
Kandenko Co., Ltd.	287,000	1,396,315	1,490,150	0.6
Constructs electrical and power facilities
Kinden Corporation	150,000	1,319,686	1,482,820	0.6
Maintains communications and electrical facilities
NDS Co., Ltd.	126,000	357,587	352,762	0.1
General contractor
Nippon Densetsu Kogyo Co., Ltd.	340,000	3,594,066	3,312,599	1.2
Installs and maintains communication equipment

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS-Continued

AUGUST 31, 2013

(Unaudited)

	Shares	Cost	Market Value	% of Net Assets

Takasago Thermal Engineering Co., Ltd.	62,500	$491,543	$496,309	0.2
Air-conditioning facilities
Toenec Corporation	429,000	2,216,286	2,306,052	0.9
Constructs comprehensive building facilities
Yondenko Corporation	90,000	311,608	308,781	0.1
Electrical engineering
Yurtec Corporation	641,000	2,042,070	2,003,431	0.8
Designs, builds, and maintains electrical facilities
Total Construction		14,612,311	14,553,260	5.6

Electric Appliances
Espec Corp	552,700	4,186,752	3,831,902	1.4
Meteorological testing devices
Japan Digital Laboratory Co., Ltd.	124,700	1,422,909	1,202,249	0.5
Computers for accounting and financial use
Kitagawa Industries Co., Ltd.	80,400	860,147	888,104	0.3
Industrial fasteners and electromagnetic wave resistant parts
Nihon Kohden Corporation	27,700	1,067,164	1,023,680	0.4
Medical equipment
Panasonic Industrial Devices SUNX Co., Ltd.	427,400	1,927,514	1,670,874	0.6
Sensing and control equipment
Zojirushi Corporation	547,000	1,966,256	2,127,300	0.8
Household appliances
Zuken Inc.	63,300	446,647	527,151	0.2
Computer-aided design, manufacturing, and engineering system services
Total Electric Appliances		11,877,389	11,271,260	4.2

Financing Business
Fuyo General Lease Co., Ltd.	73,700	2,298,001	2,378,508	0.9
Leasing and installment sales trading of equipment and fixtures
Hitachi Capital Corporation	181,400	3,840,533	3,715,722	1.4
Financial services
Ricoh Leasing Company, Ltd.	48,200	1,369,895	1,188,991	0.4
Office automation equipment leasing
Total Financing Business		7,508,429	7,283,221	2.7

Food
Fuji Oil Co., Ltd.	148,600	2,590,218	2,612,697	1.0
Palm oil and coconut oil
J-Oil Mills Inc.	707,000	2,182,430	2,188,119	0.8
Cooking oil

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS-Continued

AUGUST 31, 2013

(Unaudited)

	Shares	Cost	Market Value	% of Net Assets

Kameda Seika Co., Ltd.	35,200	$1,055,760	$1,093,001	0.4
Rice cookies, snacks, and Japanese cakes
Warabeya Nichiyo Co., Ltd.	89,400	1,332,927	1,428,944	0.6
Prepared boxed lunches
Total Foods		7,161,335	7,322,761	2.8

Information and Communication
Broadleaf Co., Ltd.	148,200	2,355,201	2,724,858	1.0
Business software development, sales, and technical support
DTS Corporation	197,700	2,606,261	2,771,524	1.0
Information technology services
Enigmo Inc.†	17,600	1,165,819	879,776	0.3
Consumer-to-consumer electronic commerce site
NEC Networks & System Integration Corporation	67,500	840,934	1,490,532	0.6
Communication systems
NS Solutions Corporation	341,200	6,608,518	6,551,318	2.5
System consulting services and software development
OBIC Co., Ltd.	5,670	1,482,699	1,666,510	0.6
Computer system integration
Okinawa Cellular Telephone Company.	14,700	376,630	371,447	0.1
Cellular and car phone services
Otsuka Corporation	12,100	888,620	1,459,761	0.6
Computer information system developer
Total Information and Communication		16,324,682	17,915,726	6.7

Iron and Steel
Chubu Steel Plate Co., Ltd.	344,900	1,320,264	1,337,815	0.5
Manufactures electric furnace steel plates
Mory Industries Inc.	334,000	1,130,613	1,169,723	0.4
Stainless pipes
Nichia Steel Works, Ltd.	657,000	2,236,215	2,280,855	0.9
Produces and sells steel products
Nippon Seisen Co., Ltd.	405,000	1,828,708	1,814,202	0.7
Secondary products of stainless steel wires
Osaka Steel Co., Ltd.	117,100	2,043,501	1,989,716	0.7
Electric furnace steelmaker
Total Iron and Steel		8,559,301	8,592,311	3.2

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS-Continued

AUGUST 31, 2013

(Unaudited)

	Shares	Cost	Market Value	% of Net Assets

Machinery
Asahi Diamond Industrial Co., Ltd.	141,600	$1,585,933	$1,332,027	0.5
Instruments and machines for diamond objects
Daiwa Industries Ltd.	273,000	1,580,479	1,589,779	0.6
Freezers, refrigerators, and ice-making machines
Hisaka Works, Ltd.	102,000	943,815	898,244	0.3
Heat exchangers and evaporators
Kitz Corporation	429,000	2,006,209	1,834,360	0.7
Valves and flow control devices
Nikko Co., Ltd.	368,000	1,354,514	1,322,515	0.5
Civil engineering and industrial machinery
Nippon Pillar Packing Co., Ltd.	349,000	2,699,705	2,231,326	0.8
Industrial-type mechanical seals
Nissei Corporation	23,900	212,822	214,851	0.1
Manufactures transmission gears and precision equipment
Oiles Corporation	79,700	1,740,780	1,725,041	0.7
Manufactures oilless bearings
Sato Corporation	225,000	2,836,048	3,676,508	1.4
Automation recognition systems
Sintokogio, Ltd.	343,600	2,665,419	2,448,664	0.9
Engineering equipment
Total Machinery		17,625,724	17,273,315	6.5

Metal Products
Dainichi Co., Ltd.	149,700	1,205,466	1,213,145	0.5
Oil heating equipment
Mimasu Semiconductor Industry Co., Ltd.	155,700	1,270,602	1,301,397	0.5
Silicon and gallium
Neturen Co., Ltd.	360,600	2,737,275	3,047,065	1.1
Induction hardening equipment
Piolax, Inc.	37,700	1,019,740	1,079,665	0.4
Production and sale of automobile parts
Topre Corporation	156,000	1,442,092	1,681,894	0.6
Manufactures pressed products for automobile parts
Total Metal Products		7,675,175	8,323,166	3.1

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS-Continued

AUGUST 31, 2013

(Unaudited)

	Shares	Cost	Market Value	% of Net Assets

Other Products
Nichiha Corporation	116,000	$1,356,377	$1,495,098	0.6
Armoring materials
Nishikawa Rubber Company Ltd.	39,000	722,896	702,774	0.3
Rubber products
The Pack Corporation	800	13,113	12,339	0.0
Paper products and plastic bags
Pigeon Corporation	20,000	812,821	922,372	0.3
Baby care goods
Total Other Products		2,905,207	3,132,583	1.2

Pharmaceutical
Nichi-Iko Pharmaceutical Co., Ltd.	98,200	1,976,604	2,058,476	0.8
Medical drugs
Rohto Pharmaceutical Co., Ltd.	304,000	3,516,588	4,264,821	1.6
Pharmaceuticals manufacturer
Total Pharmaceutical		5,493,192	6,323,297	2.4

Precision Instruments
Asahi Intecc Co., Ltd.	13,800	427,380	814,864	0.3
Medical tools
Nakanishi Inc.	3,500	453,398	489,234	0.2
Manufactures gyration equipment for dental & industry use
Total Precision Instruments		880,778	1,304,098	0.5

Real Estate
Daibiru Corporation	260,000	2,178,278	2,747,569	1.0
Leases office buildings, apartments and hotels
Keihanshin Building Co., Ltd.	695,500	3,924,534	3,596,987	1.4
Real estate leasing and building management
Nihon Eslead Corporation	51,800	431,542	526,306	0.2
Condominiums
Total Real Estate		6,534,354	6,870,862	2.6

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS-Continued

AUGUST 31, 2013

(Unaudited)

	Shares	Cost	Market Value	% of Net Assets

Retail Trade
ABC-Mart, Inc.	31,200	$1,248,401	$1,307,081	0.5
Shoes
Amiyaki Tei Co., Ltd.	124	373,809	359,660	0.1
Barbecue restaurants
Arc Land Sakamoto Co., Ltd.	206,300	3,382,879	2,946,693	1.1
Operates home centers
Arcs Company, Limited	199,000	3,678,143	3,628,496	1.4
Supermarkets and discount stores
Create S D Co., Ltd.	12,800	487,102	428,730	0.2
Drug store chain
Daikokutenbussan Co., Ltd.	14,900	422,250	441,880	0.2
Operates discount stores for food products and sundry goods
Felissimo Corporation	29,700	514,664	328,068	0.1
Catalog shopping
Heiwado Co., Ltd.	199,600	2,506,913	3,005,430	1.1
Supermarkets
Hiday Hidaka Corp	69,500	1,472,589	1,417,949	0.5
Chinese restaurant chain
Jin Co., Ltd.	12,800	650,956	449,580	0.2
Eyeglasses and fashion merchandise
Kusuri No Aoki Co., Ltd.	20,900	1,453,994	1,495,821	0.6
Sells pharmaceutical products and cosmetics
Nitori Co., Ltd.	37,200	3,083,835	3,328,969	1.2
Furniture store chain
Ohsho Food Service Corp	27,400	806,174	887,065	0.3
Chinese restaurant operator
Oisix Co., Ltd.†	20,500	805,888	657,419	0.2
Sells food products online
Pal Co., Ltd.	41,900	1,060,237	965,332	0.4
Apparel
Shimamura Co., Ltd.	27,800	3,289,994	2,841,558	1.1
Clothing chain
Saint Marc Holdings Co., Ltd.	35,000	1,359,168	1,674,726	0.6
Restaurants and cafes
San-A Co., Ltd.	159,200	4,092,199	3,904,432	1.5
Housing related goods and groceries
Yamazawa Co., Ltd.	5,800	92,928	89,635	0.0
Supermarket chain
Total Retail Trade		30,782,123	30,158,524	11.3

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS-Continued

AUGUST 31, 2013

(Unaudited)

	Shares	Cost	Market Value	% of Net Assets

Services
Daiseki Co., Ltd.	113,800	$1,962,922	$1,973,035	0.7
Waste disposal
EPS Co., Ltd.	1,015	1,146,261	919,674	0.3
Clinical testing
JP-Holdings, Inc.	133,700	833,839	631,579	0.2
Child-care center services
Message Co., Ltd.	452	1,400,292	1,210,242	0.5
Nursing facilities
Nihon M&A Center Inc.	24,100	721,891	1,508,934	0.6
Provides merger and acquisition brokerage services
Step Co., Ltd.	152,700	1,361,543	1,363,379	0.5
Operates preparatory schools
Total Services		7,426,748	7,606,843	2.8

Textiles and Apparel
Hogy Medical Co., Ltd.	66,400	2,897,874	3,616,595	1.4
Medical supply products
Komatsu Seiren Co., Ltd.	387,000	1,980,414	1,977,847	0.7
Synthetic fibers, textiles products, and composite thin-membrane
Total Textiles and Apparel		4,878,288	5,594,442	2.1

Transportation and Warehousing
Alps Logistics Co., Ltd.	159,100	1,614,574	1,616,511	0.6
Delivery, storage, and forwarding of electronic components
Japan Transcity Corporation	754,000	2,546,593	2,533,164	1.0
Warehousing and transportation services
Kintetsu World Express Inc.	107,100	3,206,871	3,848,949	1.4
Distribution services
Meiko Trans Co., Ltd.	144,000	1,544,839	1,553,983	0.6
Operates port-harbor transport facilities
Nissin Corporation	399,000	1,166,163	1,076,457	0.4
Transportation services
Senko Co., Ltd.	354,000	1,497,910	1,693,866	0.6
Trucking and warehousing
Trancom Co., Ltd .	103,400	3,024,447	2,864,356	1.1
Logistics services
Total Transportation and Warehousing		14,601,397	15,187,286	5.7

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS-Continued

AUGUST 31, 2013

(Unaudited)

	Shares	Cost	Market Value	% of Net Assets

Transportation Equipment
Hi-Lex Corporation	32,000	$634,511	$652,543	0.2
Control cables
Nippon Seiki Co., Ltd.	122,000	1,715,420	1,700,361	0.6
Manufactures instrument panels for automobiles
Nissin Kogyo Co., Ltd.	114,600	2,117,211	2,033,574	0.8
Brake systems
Sanoh Industrial Co., Ltd.	302,100	2,248,044	2,109,856	0.8
Tubes, wires and electrical products
Tachi-S Co., Ltd.	395,200	6,705,798	5,447,705	2.0
Child transformation seats, seat components, and rotating units
Total Transportation Equipment		13,420,984	11,944,039	4.4

Utilities
Keiyo Gas Co., Ltd.	159,000	779,352	781,848	0.3
Produces and sells gas and energy products
The Okinawa Electric Power Company, Incorporated	35,500	1,485,132	1,219,776	0.5
Thermal power
Total Utilities		2,264,484	2,001,624	0.8

Wholesale Trade
Kanaden Corporation	171,000	1,115,179	1,079,359	0.4
Components and devices
Matsuda Sangyo Co., Ltd.	162,500	2,090,724	2,117,587	0.8
Wholesale precious metals, electronic materials, and food
Paltac Corporation	360,600	4,288,758	4,666,048	1.8
Daily necessities
Senshu Electric Co., Ltd.	93,000	1,068,540	1,013,082	0.4
Electric wire and cables
Shinko Shoji Co., Ltd.	238,900	2,087,914	2,038,159	0.8
Integrated circuits and semiconductor devices
Siix Corporation	300,400	3,969,867	3,645,475	1.4
Video, audio, and office equipment
Sinanen Co., Ltd.	145,000	631,635	528,481	0.2
Wholesale of energy
Ryoden Trading Company, Ltd.	809,000	5,492,187	5,205,274	1.9
Electronic components
Sugimoto & Co., Ltd.	172,600	1,513,920	1,504,155	0.6
Tools and measuring instruments

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS-Continued

AUGUST 31, 2013

(Unaudited)

	Shares	Cost	Market Value	% of Net Assets

Techno Associe Co., Ltd.	93,300	$803,755	$864,373	0.3
Produces and distributes screws
Tomen Devices Corporation	12,600	293,571	211,400	0.1
Semiconductors
Tomen Electronics Corporation	86,600	1,062,484	931,903	0.3
Electronic components and devices
Trusco Nakayama Corporation	62,400	1,175,044	1,142,227	0.4
Industrial machinery
Total Wholesale Trade		25,593,578	24,947,523	9.4
TOTAL INVESTMENTS IN JAPANESE EQUITY SECURITIES		$265,690,932	$263,115,603	98.8

INVESTMENTS IN FOREIGN CURRENCY
Japanese Yen
Non-interest bearing account		5,080,261	5,066,555	1.9
TOTAL INVESTMENTS IN FOREIGN CURRENCY		5,080,261	5,066,555	1.9
TOTAL INVESTMENTS		$270,771,193	$268,182,158	100.7
LIABILITIES LESS OTHER ASSETS, NET			(1,850,150)	(0.7)
NET ASSETS			$266,332,008	100.0

Portfolio securities and foreign currency holdings were translated at the following exchange rate as of August 31, 2013.

Japanese Yen                                JPY           ¥ 98,225 = $1.00

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 2013

(Unaudited)

ASSETS:
Investments in securities, at market value (cost—$265,690,932)	$263,115,603
Investments in foreign currency, at market value (cost—$5,080,261)	5,066,555
Receivable for investments sold	2,192,248
Receivable for dividends and interest, net of withholding taxes	270,784
Cash and cash equivalents	59,936
Prepaid expenses	29,784
Total Assets	270,734,910

LIABILITIES:
Payable for investments purchased	3,989,385
Accrued management fees	207,501
Accrued directors’ fees and expenses	8,746
Other accrued expenses	197,270
Total Liabilities	4,402,902

NET ASSETS:
“Capital stock (par value of 28,333,893 shares of capital stock outstanding,
authorized 100,000,000, par value $0.10 each)”	2,833,389
Paid-in capital	286,055,217
Accumulated net realized loss on investments and foreign currency transactions	(21,017,611)
Net unrealized depreciation on investments and foreign currency transactions	(2,585,126)
Accumulated undistributed net investment income	1,046,139
Net Assets	$266,332,008
Net asset value per share	$9.40

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED AUGUST 31, 2013

(Unaudited)

INCOME:
Dividend income (less $182,397 withholding taxes)	$2,364,576
Interest income	111
Total Income		$2,364,687

EXPENSES:
Management fees	1,236,642
Custodian fees	187,761
Legal fees	102,670
Directors’ fees and expenses	41,216
Auditing and tax reporting fees	33,912
Shareholder reports	20,669
Annual meeting expenses	14,091
Registration fees	13,268
Transfer agency fees	6,405
Miscellaneous	2,986
Total Expenses		1,659,620
INVESTMENT INCOME—NET		705,067

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Realized gain on investments and foreign currency transactions:
Net realized gain on investments		22,371,441
Net realized loss on foreign currency transactions		(228,736)
Net realized gain on investments and foreign currency transactions		22,142,705
Net change in unrealized appreciation on foreign currency transactions and translation		16,415,220
Net change in unrealized depreciation on investments		(23,204,245)
Net realized and unrealized gain on investments and foreign currency transactions and translation		15,353,680
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$16,058,747

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Six Months Ended August 31, 2013 (Unaudited)	For the Year Ended February 28, 2013

FROM INVESTMENT ACTIVITIES:
Net investment income	$705,067	$2,041,243
Net realized gain on investments	22,371,441	2,997,340
Net realized loss on foreign currency transactions	(228,736)	(268,384)
Net change in unrealized depreciation on investments and foreign currency transactions and translation	(6,789,025)	(2,933,530)
Increase in net assets derived from investment activities	16,058,747	1,836,669

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income ($0 and $0.08102 per share, respectively)	0	(2,295,680)
Decrease in net assets derived from distributions to shareholders	0	(2,295,680)

NET ASSETS:
Beginning of period	250,273,261	250,732,272
End of period (including undistributed net investment income of $1,046,139 and $341,072, respectively)	$266,332,008	$250,273,261

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS

August 31, 2013 (Unaudited)

1.           Significant Accounting Policies

Japan Smaller Capitalization Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund was incorporated in Maryland on January 25, 1990 and investment operations commenced on March 21,1990.

In the opinion of management, all material adjustments, consisting of normal recurring adjustments, considered necessary for a fair presentation have been included.

The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and are stated in U.S. dollars. The following is a summary of the significant accounting and reporting policies used in preparing the financial statements.

(a)           Valuation of Securities—Investments traded in the over-the-counter market are valued at the last reported sales price as of the close of business on the day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of business on such day or, if none is available, the last reported sales price. Portfolio securities which are traded on stock exchanges are valued at the last sales price on the principal market on which securities are traded or lacking any sales, at the last available bid price. Short-term debt securities which mature in 60 days or less are valued at amortized cost, which approximates fair value, if their original maturity at the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b)           Foreign Currency Transactions—Transactions denominated in Yen are recorded in the Fund’s records at the current prevailing rate at the time of the transaction. Asset and liability accounts that are denominated in Yen are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in results of operations for the current period.

The net assets of the Fund are presented at the exchange rate and market values on August 31, 2013. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held at August 31, 2013. Net realized foreign exchange gains or losses includes gains or losses arising from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

(c)           Security Transactions, Investment Income and Distributions to Shareholders — Security transactions are accounted for on the trade date. Dividend income and distributions are recorded on the ex-dividend date and interest income is

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS-Continued

(Unaudited)

recorded on the accrual basis. Realized gains and losses on the sale of investments are calculated on a first-in, first-out basis.

Distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition—”temporary”), such accounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized gains.

Pursuant to a securities lending agreement with Brown Brothers Harriman & Co., the Fund may lend securities to qualified institutions. It is the Fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. It is the Fund’s policy that collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is provided in the form of cash, which will be invested in certain money market funds. The Fund is entitled to receive all income on securities loaned, in addition to a portion of the income earned as a result of the lending transaction. Although each security loan is fully collateralized, there are certain risks. On November 21, 2008, the Fund suspended its participation in the securities lending program. The Fund may resume its participation in the future. During the fiscal year ended February 28, 2013 and the semi-annual period ended August 31, 2013, the Fund did not earn fees from lending fund portfolio securities, pursuant to the securities lending agreement.

(d)           Capital Account Reclassification — For the year ended February 28, 2013, the Fund’s undistributed net investment income was increased by $137,004 and the accumulated net realized loss was increased by $137,004. These adjustments were primarily due to the result of the reclassification of foreign currency losses and the tax treatment of passive foreign investment companies. These adjustments had no impact on net assets.

(e)           Income Taxes — A provision for U.S. income taxes has not been made since it is the intention of the Fund to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.

Under Japanese tax laws, a withholding tax is imposed on dividends at a rate of 7.149% and on interest at a rate of 15% and such withholding taxes are reflected as a reduction of the related revenue. There is no withholding tax on realized gains.

The Fund evaluates tax positions taken or expected to be taken in accordance with GAAP, to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. As of and during the six months ended August 31, 2013, as well as for the prior three tax years, the Fund did not have any liabilities for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the statement of operations. During the six

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS-Continued

(Unaudited)

months and for the prior three tax years, the Fund did not incur any interest or penalties.

(f)           Use of Estimates in Financial Statement Preparation — The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(g)           Concentration of Risk — A significant portion of the Fund’s net assets consists of Japanese securities which involve certain considerations and risks not typically associated with investments in the United States. In addition to the smaller size, and greater volatility, there is often substantially less publicly available information about Japanese issuers than there is about U.S. issuers. Future economic and political developments could adversely affect the value of securities in which the Fund is invested. Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

(h)           Indemnifications—Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote and as such no additional accruals were recorded on the statement of asset and liabilities.

2.           Management Agreement and Transactions With Affiliated Persons

Nomura Asset Management U.S.A. Inc. (the “Manager”) acts as the manager of the Fund pursuant to a management agreement. Under the agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties. Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. (the “Investment Adviser”), to act as investment adviser for the Fund, for which it is compensated by the Manager, not the Fund.

As compensation for its services to the Fund, the Manager receives a monthly fee at the annual rate of 1.10% of the value of the Fund’s average weekly net assets not in excess of $50 million, 1.00% of the Fund’s average weekly net assets in excess of $50 million but not exceeding $100 million, 0.90% of the Fund’s average weekly net assets in excess of $100 million but not exceeding $175 million, 0.80% of the Fund’s average weekly net assets in excess of $175 million but not exceeding $250 million, 0.70% of the Fund’s average weekly net assets in excess of $250 million but not exceeding $325 million, 0.60% of the Fund’s average weekly net assets in excess of $325 million, but not exceeding $425 million and 0.50% of the Fund’s average weekly net assets in excess of $425 million. Under the management agreement, the Fund incurred fees to the Manager of $1,236,642 for the six months ended August 31, 2013. Under the investment advisory agreement, the Manager informed the Fund that the Investment Adviser earned fees of $557,490 for the six months ended August 31, 2013 from the Manager, not the Fund. At August 31, 2013, the fee payable to the Manager, by the Fund, was $207,501.

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS-Continued

(Unaudited)

Certain officers and/or directors of the Fund are officers and/or directors of the Manager. Affiliates of Nomura Holdings, Inc. (the Manager’s indirect parent) did not earn any fees in commissions on the execution of portfolio security transactions for the six months ended August 31, 2013. The Fund pays each Director not affiliated with the Manager an annual fee of $12,000 plus $1,500 per meeting attended or $1,000 per telephone meeting attended, together with such Director’s actual expenses related to attendance at meetings. The Chairman of the Board, presently Rodney A. Buck, who is not affiliated with the Manager, is paid an additional annual fee of $5,000. The Chairman of the Audit Committee, presently David B. Chemidlin, receives an additional annual fee of $1,000. Such fees and expenses for unaffiliated directors aggregated $41,216 for the six months ended August 31, 2013.

3.           Purchases and Sales of Investments

Purchases and sales of investments, exclusive of investments in foreign currency and short-term securities, for the six months ended August 31, 2013 were $213,143,463 and $214,321,738, respectively.

4.           Federal Income Tax

As of February 28, 2013, net unrealized appreciation on investments, exclusive of investments in foreign currency, for Federal income tax purposes was $3,125,231, of which $23,386,816 related to appreciated securities and $20,261,585 related to depreciated securities. The cost of investments, exclusive of investments in foreign currencies of $1,205,777 at February 28, 2013 for Federal income tax purposes was $245,603,708.

At February 28, 2013, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,156,531
Accumulated capital and other losses	($42,869,658	)(a)
Unrealized appreciation on investments	$3,097,957	(b)
Total accumulated deficit	$(38,615,170)

(a)
Net losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. In this regard, the Fund elected to defer $3,760,648 of qualified late year long term losses that are deemed to arise on March 1, 2013.

(b)	The differences between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and the tax treatment of passive foreign investment companies.

The tax character of distributions paid during the fiscal years ended February 28, 2013 and February 29, 2012 were as follows:

	February-13	February-12
Ordinary Income	$2,295,680	$1,005,853
Capital Gains	$0	$0

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS-Continued

(Unaudited)

taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

The Fund has a capital loss carryforward as of February 28, 2013 of $39,109,010, of which $19,707,136 expires on February 28, 2017 and $19,401,874 expires on February 28, 2018. In addition, the Fund utilized $6,352,600 of its current year net realized gains against accumulated capital losses. All of the Fund’s capital losses were generated in pre-enactment years.

5. Fair Value Measurements

In accordance with GAAP, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

In May 2011, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”) (“ASU 2011-04”). ASU 2011- 04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 requires reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 requires reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures were effective for in-

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS-Continued

(Unaudited)

terim and annual reporting periods beginning after December 15, 2011. The adoption of ASU 2011- 04 by the Fund did not have a material impact on the financial statements.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of August 31, 2013.

Level	Investments in Securities
Level 1
Equity Securities*	$263,115,603
Foreign Currency	5,066,555
Level 2	-0-
Level 3	-0-
Total	$268,182,158

*	Please refer to the Schedule of Investments for breakdown of the valuation by industry type.

During the six months ended August 31, 2013, there were no transfers between Level 1 and Level 2.

During the six months ended August 31, 2013, the Fund did not hold any instrument which used significant unobservable inputs (Level 3) in determining fair value.

6.           Rights Offering

The Fund issued to its shareholders of record as of the close of business on June 23, 2011 transferable rights to subscribe for up to an aggregate of 7,091,723 shares of common stock of the Fund at a rate of one share of common stock for three rights held (“Primary Subscription”). During July 2011, the Fund issued a total of 7,091,723 shares of common stock on exercise of such rights at the subscription price of $7.60 per share, compared to a net asset value per share of $9.88 and a market value per share of $8.45. A sales load of 3.75% was included in the subscription price. Offering costs of $732,014 and the sales load were charged directly against the proceeds of the rights offering. As a result of the rights offering, there was a dilutive effect on the net asset value per share of the Fund in the amount of $0.47 per share.

7           Recent Accounting Pronouncements

In December 2011, FASB issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosures are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011- 11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. In January 2013, FASB issued ASU 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”) that provides clarification about which instruments and transactions are subject to ASU 2011-11. At this time, management is evaluating the implications of ASU 2011-11 and ASU 2013-01 on the financial statements.

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share of common stock outstanding throughout each period.

	For the Six Months Ended	For the Year Ended
	August 31, 2013	February 28,	February 29,		Frbruary 28,
	(Unaudited)	2013	2012	2011	2010	2009
Net asset value, beginning of year	$8.83	$8.85	$9.80	$8.44	$6.49	$9.46
Net investment income@	0.02	0.07	0.06	0.03	0.02	0.04
Net realized and unrealized gain (loss) on investments and foreign currency	0.55	(0.01)	(0.50)	1.41	1.99	(2.90)
Total from investment operations	0.57	0.06	(0.44)	1.44	2.01	(2.86)
Distributions from net investment income	—	(0.08)	(0.04)	(0.08)	(0.06)	(0.11)
Fund Share Transactions
Dilutive effect of Rights Offering*	—	—	(0.47)	—	—	—
Net asset value, end of period	$9.40	$8.83	$8.85	$9.80	$8.44	$6.49
Market value, end of period	$8.31	$8.00	$7.83	$9.58	$8.13	$5.79
Total investment return†	3.9%	3.4%	(17.9%)	18.9%	41.5%	(34.4%)
Ratio to average net assets/supplemental data:
Net assets, end of period (in 000)	$266,332	$250,273	$250,732	$208,211	$179,381	$137,860
Operating expenses	1.25%	1.19%	1.34%	1.44%	1.46%	1.42%
Net investment income (loss)	0.53%	0.86%	0.67%	0.38%	0.23%	0.52%
Portfolio turnover	81%	37%	66%	57%	66%	76%

@ Based on average shares outstanding.
* Decrease is due to the Rights Offering
† Based on market value per share, adjusted for reinvestment of income dividends and long-term capital gain distributions, and capital share transactions. Total return does not reflect sales commissions.

JAPAN SMALLER CAPITALIZATION FUND, INC.

Board Review of the Management and Investment Advisory Agreements

The Board of Directors of the Fund (the “Board”) consists of four directors, three of whom are independent or non-interested, directors (the “Independent Directors”). The Board considers matters relating to the Fund’s management and investment advisory agreements throughout the year. On an annual basis, the Board specifically considers whether to approve the continuance of these agreements for an additional one-year period. The specific agreements (the “Agreements”) consist of the Fund’s management agreement with Nomura Asset Management U.S.A. Inc. (the “Manager”) and the investment advisory agreement between the Manager and its parent, Nomura Asset Management Co., Ltd. (the “Investment Adviser”).

The Board, including the Independent Directors, most recently approved the continuance of the Agreements at a meeting held on August 15, 2013. In connection with their deliberations at that meeting and at a separate meeting of the Independent Directors held on August 1, 2013, the Independent Directors received materials that included, among other items, information provided by the Manager regarding (i) the investment performance of the Fund, performance of other investment companies and performance of the Fund’s benchmark, (ii) expenses of the Fund and the management fee paid by the Fund to the Manager and the advisory fee paid by the Manager to the Investment Adviser, (iii) advisory fees charged by the Manager and the Investment Adviser to comparable accounts and (iv) the profitability of the Agreements to the Manager and the Investment Adviser. The Independent Directors sought and received additional information from the Investment Adviser. The Independent Directors were advised by, and received materials (including a detailed memorandum reviewing the applicable legal standards and factors taken into account by the Supreme Court and other relevant court decisions) from their independent counsel in considering these matters and the continuance of the Agreements.

In considering the continuance of the Agreements at the meeting held on August 15, 2013, the Board, including the Independent Directors, did not identify any single factor as determinative. Matters considered by the Directors in connection with their review of the Agreements included the following:

The nature, extent and quality of the services provided to the Fund under the Agreements. The Board considered the nature, extent and quality of the services provided to the Fund by the Manager and the Investment Adviser and the resources dedicated by the Manager and the Investment Adviser. These services included both investment advisory services and related services such as the compliance oversight provided by the Manager. Based on its review of all of the services provided by the Manager and the Investment Adviser, the Board, including the Independent Directors, concluded that the nature, extent and quality of these services supported the continuance of the Agreements.

Investment performance. The Board considered performance information provided by the Manager regarding the Fund’s investment performance over a number of time periods, including the one-year, three-year and five-year periods recently ended. In response to requests by the Independent Directors, the Manager provided information about the performance of the Fund compared to the Fund’s benchmark index, data on the Fund’s expense ratio and components thereof, and comparative fee, expense ratio and performance information for other funds investing primarily in Japanese securities. At the request of the Independent Directors, the Manager also provided supplemental information relating to performance, expense ratios, and fees of U.S. investment companies investing in equity securities of Asian and other non-U.S. issuers. In connection with their review of investment performance, the Independent Directors recognized that the Fund’s performance had not

JAPAN SMALLER CAPITALIZATION FUND, INC.

Board Review of the Management and Investment Advisory Agreements (continued)

met their expectations over the prior year and for certain longer periods. They also recognized that, following their many discussions with management that focused on the Fund’s performance, the Investment Adviser had installed a new investment team as of July 1, 2013. The Independent Directors noted that the new portfolio managers intended to invest in a more diversified portfolio than the Fund had maintained in recent years with an increased focus on value characteristics evidenced by financial measurements. In light of these changes, the Independent Directors agreed that it was appropriate to allow the new portfolio managers additional time before assessing the current performance results.

The costs of the services to be provided and the profits to be realized by the Manager and its affiliates from their advisory relationships with the Funds. The Board considered the fee payable under the Fund’s management agreement in connection with other information provided for the Directors’ consideration. The Manager and its affiliates also act as advisers to additional investment companies registered under the Investment Company Act of 1940 and the Board of Directors of the Fund compared the advisory arrangements and fees for these companies. The Board also considered information provided by the Manager regarding fees charged by the Manager and its affiliates to institutional accounts and other investment companies having investment objectives similar to the Fund’s investment objective, including Japanese retail unit trusts. The Board of Directors of the Fund recognized that the nature of the services provided by the Manager and the Investment Adviser to other investment vehicles and separate accounts differed from the range of services provided to the Fund.

The Manager also provided the Board with information prepared by the Manager and the Investment Adviser indicating the profitability of the Agreements to these respective advisors. This presentation included information regarding methodologies used to allocate expenses in considering the profitability of the Agreements to the Manager and the Investment Adviser. The Independent Directors reviewed this information with the Manager and requested and received certain supplemental information from the Manager about the expense allocation methodology utilized by the Investment Adviser.

After reviewing the information described above, the Independent Directors concluded that the management fee proposed to be charged to the Fund was reasonable and the profitability of the Agreement to the Manager and the Investment Adviser support the continuance of the Agreements.

Economies of scale. The Board also considered whether the Manager realizes economies of scale as the Fund grows larger and the extent to which any economies of scale are shared with the Fund and its shareholders. The Board noted that the management agreement contains six separate breakpoints in the management fee for net assets above $50 million, with the last breakpoint applicable to net assets in excess of $425 million.

Based on an evaluation of all factors deemed relevant, including the factors described above, the Board, including each of the Independent Directors, concluded that each of the Agreements should be continued through August 31, 2014.

See notes to financial statements

BOARD OF DIRECTORS

Rodney A. Buck
David B. Chemidlin
Yutaka Itabashi
E. Han Kim

OFFICERS

Hiromichi Aoki, Vice President and Acting Chief Executive Officer
Maria R. Premole, Vice President
Neil A. Daniele, Secretary and Chief Compliance Officer
Amy J. Marose, Treasurer
Jamie Alusick, Assistant Treasurer

MANAGER

Nomura Asset Management U.S.A. Inc.
Worldwide Plaza
309 West 49th Street
New York, New York 10019-7316
Internet Address
www.nomura.com

INVESTMENT ADVISER

Nomura Asset Management Co., Ltd.
1-12,1-Chome, Nihonbashi, Chuo-ku,
Tokyo 103-8260, Japan

DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.
P.O. Box 43078
Providence, Rhode Island 02940-3078

CUSTODIAN

Brown Brothers Harriman & Co.
50 Post Office Square
Boston, Massachusetts 02110-1548

COUNSEL

Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
5 Times Square
New York, New York 10036

JAPAN SMALLER CAPITALIZATION FUND, INC.
WORLDWIDE PLAZA
309 WEST 49TH STREET
NEW YORK, NEW YORK 10019-7316
This Report, including the Financial Statements, is transmitted to the Shareholders of Japan Smaller Capitalization Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the Report.

The accompanying Financial Statements, including the Schedule of Investments, have not been examined by the Fund’s independent accountants, Ernst & Young, LLP, and accordingly, they express no opinion thereon.
JAPAN Smaller Capitalization Fund, Inc. SEMI-ANNUAL REPORT AUGUST 31, 2013

ITEM 2.  CODE OF ETHICS

 Not applicable to this semi-annual report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable to this semi-annual report.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable to this semi-annual report.

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ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

 Not applicable to this semi-annual report.

ITEM 6.  SCHEDULE OF INVESTMENTS

The Registrant's investments in securities of unaffiliated issuers as of  8/31/13 are included in the report to shareholders filed under Item 1 of this Form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR  CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this semi-annual report.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)	Not applicable.

(b)
(1) On July 1, 2013, Mr. Hiromitsu Daimon became the new Lead Portfolio Manager of the Fund. Mr. Daimon leads the Japan Small Cap Team of Nomura Asset Management Co., Ltd., the Fund’s Investment Adviser. He has been a member of the Japan Small/Mid Cap Team and has been managing Japan Small Cap Funds for Japanese retail clients since 2003. The Portfolio Manager is primarily responsible for the day-to-day portfolio management for the Registrant. The Portfolio Manager oversees investment decisions and activities and reviews research analysis.

(2) As of September 31, 2013, the Portfolio Manager was primarily responsible for the day-to-day portfolio management for the Registrant and for two other pooled investment vehicles that are not registered investment companies under the 1940 Act (with total assets of 163 million yen as of September 31, 2013). None of the investment advisory fees with respect to these accounts is based on the performance of the account. Real, potential or apparent conflicts of interest may arise where a portfolio manager has day-to-day responsibilities with respect to more than one account. These conflicts include the following: (i) the process for allocation of investments among multiple accounts for which a particular investment may be appropriate, (ii) allocation of a portfolio manager's time and attention among relevant accounts and (iii) circumstances where the Registrant's investment adviser has an incentive fee arrangement or other interest with respect to one account that does not exist with respect to other accounts.

(3) The Portfolio Manager receives a combination of base compensation and discretionary compensation consisting of a cash bonus. The methodology used to determine the Portfolio Manager's compensation is applied across all accounts managed by the Portfolio Manager. Generally, the Portfolio Manager receives fixed salary compensation based on his duties and performance. The amount of base salary is reviewed annually after completion of the formal performance appraisal process. In order to appraise the Portfolio Manager's performance, certain measures are used, such as a review of his specialties and expertise, a review of his capabilities to achieve assigned duties and a review of his management and communication skills. In addition to base compensation, the Portfolio Manager may receive discretionary compensation in the form of a cash bonus. The bonus, which is paid annually, is based on both quantitative and qualitative scores. The quantitative score is determined prior to payment based on the performance of the Portfolio Manager's accounts, measured on a pre-tax basis for rolling three-year periods against the Russell / Nomura Small Cap Tm Index. The quantitative scoring for purposes of the bonus comprises 60 percent of the performance appraisal measurement. The qualitative score is determined by analyzing the quality of the Portfolio Manager's contribution to the Registrant's investment adviser. While the bonus can range up to 100 percent or more of base salary, the Registrant's investment adviser has indicated that cash bonuses typically represent approximately 20 to 40 percent of its portfolio managers' aggregate cash compensation.

(4) As of September 31, 2013, the Portfolio Manager did not own beneficially any securities issued by the Registrant.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

(a)	Not applicable.

(b)	Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES

The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the 1934 Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this Report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

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ITEM 12.  EXHIBITS

(a) (1)	Not applicable to this semi-annual report.
(a) (2)	Certifications of Chief Executive Officer and Chief Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as an exhibit.
(a) (3)	Not applicable.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.

5

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Japan Smaller Capitalization Fund, Inc.

By:  /s/ Hiromichi Aoki
Hiromichi Aoki
(Acting Chief Executive Officer)

Date:  10/28/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:  /s/ Hiromichi Aoki
Hiromichi Aoki
(Acting Chief Executive Officer)

Date:  10/28/13

By:  /s/ Amy J. Marose
Amy J. Marose, Treasurer
(Chief Financial Officer)

Date:  10/28/13

6